The Asia Pacific Fund, Inc.

SEMI ANNUAL REPORT
September 30, 1995

                        REPORT OF THE INVESTMENT MANAGER
OVERVIEW
   The evidence from recent economic reports is that, with the exception of Singapore, most Asian economies are growing more strongly than expected. Export growth is robust and foreign direct investment has been very buoyant, in part reflecting the strong Yen and Japanese manufacturers' need to reduce costs by relocating low-end production to South East Asia. The associated capital equipment requirements are boosting imports so that trade accounts continue to deteriorate, albeit for the best of reasons. Currencies have stabilized after the nervousness associated with Mexico earlier in the year. Renewed foreign interest has been responsible for strong moves in equities led by Hong Kong and Korea, while politics has stymied performance in Taiwan and the Indian sub-continent.
PERFORMANCE
   The Fund's net asset value per share was $13.55 at March 31, 1995 and $14.37 at September 30, 1995. The New York Stock Exchange prices for these dates were $14.125 and $13.25, respectively. The net asset value per share appreciated by 6.1% over this six-month period.
COUNTRY ALLOCATION
   During the period the Manager maintained substantial weightings in Hong Kong and Korea. Exposure to Singapore was reduced in view of increased unit labor costs, currency strength and decreasing regional competitiveness. The Malaysian weighting remained light in a regional context as continued concerns over the current account deficit, inflation and the uncertainty surrounding infrastructure development weighed upon the market outlook.
Hong Kong
   The market rose 10.6% during the period, regaining momentum in July when the Federal Funds rate in the United States was cut by 25 basis points to 5.75%.
   One of the more negative economic releases, which dampened market performance during the period, was the government's downward revision of the GDP growth forecast for 1995 to 5.0% from 5.5%. The government cited sluggish consumer spending, slower private sector building and construction activity and reduced property trading as the major reasons for the revision.
   Slow retail activity has again affected employment in Hong Kong, with unemployment hitting an 11-year high in August. Figures released showed that 3.5% of the three million strong workforce were out of work in the three months to August, up from 3.2% recorded in May to July. The increased joblessness continues to occur in the manufacturing and retail trades and restaurant, hotel and transport sectors.
   The first poll for a fully elected Legislative Council was held on September 17 and voter turnout figures were moderate: only 36% of an electorate of 2.57 million cast their ballots. The results of the elections, as predicted by the exit polls, saw the pro-democratic politicians winning a decisive victory, while the pro-China candidates performed worse than expected. Although the newly elected legislature may reflect the aspirations of a reformist minded liberal faction, the question is whether it will have any effective role in the run-up to 1997. China condemned the Legislative Council elections as unfair and unreasonable, insisting that the results would not alter its decision to dismantle the body after 1997.
   Corporate interim results were generally in-line, if not above market expectations. Growth was particularly strong at banks and conglomerates. HSBC's net profit, for example, increased by 28% from last year and Hutchison's by 20% from last year. Companies have reported average earnings per share growth of 28%. The portfolio benefited from its exposure to the real estate sector where New World Development, Cheung Kong and Sun Hung Kai added to performance.

India
   The market recovered tentatively from 3260 on the BSE 30 Index to close the period at 3500. There was a great deal of speculation as to the possible resumption of forward trading. Nevertheless, this movement in the market masked the slide of the currency, which left the U.S. Dollar investor flat. The exchange rate of Rupees to the U.S. dollar fell from Rs. 31.6 to Rs.
34. Domestic investors continued to be pessimistic, but foreigners were net buyers until the currency became threatened. It then became apparent that the currency would continue to be carefully managed, only at a lower rate.
   The main change of the period took place in April, shortly after the budget. The combination of tight monetary policy with lax government spending resulted in tremendous upward pressure on interest rates. One-year Treasury bills soon reached 13%, which was perceived as the maximum that industry could tolerate. Thereafter, the Reserve Bank of India changed its policy and began to expand credit to the central government. This is slowly feeding into money supply growth. It will obviously be some time before this impacts inflation, although the Manager has seen a small pick-up from the nadir of 7.5%.
   The real economy has remained consistently strong, with real growth likely to be at least 5.5% and earnings growth likely to be in excess of 25% during the year through March 1996. A great deal is being added to capacities, as shown by surging imports, the majority of which are capital goods. This bodes well for future profit margins as the Manager is confident that demand will remain strong.
   The portfolio lost out mainly due to the poor performance and slight currency devaluation of stocks like Garden Silk Mills, Indo Rama Synthetics, RPG Telecom and Mahanajar Telephone Networks.
Indonesia
   Although the period saw the fiftieth anniversary of the country's independence, the stock market seemed not to celebrate: many local investors cashed out of the market ahead of several initial public offerings (IPOs) due for listing on the stock exchange later this year. On the list of the upcoming IPOs were PT Tambank Timah, the flagship state-owned tin mining company and PT Telkom, the domestic telephone operator.
   The string of first-half corporate results released was generally positive, the most impressive coming from the petrochemical, pulp and paper and consumer sectors. The portfolio exposure to the consumer stock, Modern Photo Film, was rewarding, with the equity rising 40%, while Indo Rama, in the textile sector, rose 15%. Weightings in the cable and timber sectors did not do as well.
   On the trade front, an increase in imports in June pushed the trade balance into a monthly deficit, of $205 million, for the first time since 1991. June imports saw growth of 46% year-on-year, of which a significant portion was related to food, especially rice and sugar. The strong import growth reflected the continuous strength in the economy, which threatens to overheat. The central bank has also indicated that the current account deficit for the present fiscal year will exceed its previous forecast of $4.1 billion. The current account deficit is being widened by surging imports which are due to high growth in non-oil and gas imports. An implication of this is that interest rates will most likely remain firm in the short-term.
Korea
   The 3% increase in the foreign ownership ceiling from 12% to 15% at the start of July ended the market's extended period of consolidation. Net inflow of more than $1.0 billion from foreign buying, as well as liquidity improving further on expectations of a soft landing, evidenced by the deceleration in facilities investment growth, sharply improved market sentiment and led to buying. The Korean stock market was one of the best performing markets in the Pacific region during the period. Much of the gain came during September, when the Ministry of Finance and the President overruled opposition from the ruling party and decided to tax financial income, such as interest income, from certificates of deposit, corporate paper, bonds and promissory notes, as initially outlined in the soon-to-be implemented global taxation system. The government is upholding its tax reforms and ruling out any special exceptions. This means that the stock market is better positioned as a tax haven, since capital gains from stock holdings will not be taxed.
   CPI inflation showed further signs of stabilizing, rising only 4.7% from last September compared to the 6.5% recorded in September 1994. Lower agricultural food prices continue to provide the basis for stability, with floods in August having a minimal effect on September prices. Consequently, with the government unlikely to pursue a tightening in monetary policy, interest rates continue to trend downwards to a low of 12.5% versus 14.7% at the start of the period.
   The technology sector remained strong with Samsung Electronics rising 43% during the period, reflecting global strength in the semiconductor market. KEPCO continued to perform strongly on the back of strong earnings and potential entry into telecommunications.
Malaysia
   The Malaysian market registered an unimpressive performance in the period, dropping 1% as economic figures rekindled fears of overheating in the economy. There was a gain of 3.3% in July, which was then pulled down by the 4.3% plunge in August, the second biggest monthly fall this year after the sell-off initiated by the Mexican Peso crisis in January. Corporate interim earnings results have been dull in a market dampened by worries over interest rates and fears of excessive spending.
   Bank Negara Malaysia, however, did announce good news for the banking sector in its decision to change the Base Lending Rate (BLR) formula after a meeting with commercial and merchant banks. The proposed new BLR formula will be more closely linked to changes in the interbank rate and is aimed at encouraging banking efficiency and competitiveness. Investors were expecting Bank Negara to announce measures to tighten consumer credit: surprisingly, it did not do so, although it did warn commercial banks to exercise restraint in issuing new credit cards and to avoid excessive lending to high-end property buyers, so as to allow adequate financing access to be given to the medium and low cost buyers.
   Meanwhile, loan growth of over 25% for June reflects much stronger underlying consumption growth and inflation, on an annualized basis, has edged up to 3.6% in August, compared with 3.5% in July. In the first eight months of the year, inflation went up to 3.5%, but this is still lower than the 3.8% posted in the same period last year.
   The property and banking sectors, represented in the portfolio by Land and General and Malayan Banking, performed better than the market as a whole, reflecting sector economic trends. However, consumer stocks, such as Genting and Resorts World, were weak.
Pakistan
   Although the market closed the period unchanged compared with March 31, 1995, there was a great deal of movement in the interim. Initially, until mid-May, the unrepresented ethnic majority in Karachi (MQM) continued to call for strikes and there were worries about the government's partial abandonment of the International Monetary Fund's (IMF) program. The market then had four strong months when a deal between the MQM and the government seemed more likely and when investors, particularly domestically, became more sanguine about the economy. The market subsequently focused again on long-term economic problems and foreigners became more skeptical about overall prospects. Indeed, foreigners had ear-marked over $100 million for Pakistan funds towards the beginning of the year, but in many cases this failed to materialize.
   Sentiment was also dampened by inflation, which has been creeping up again as the government fails to control spending. The Manager is concerned about foreign exchange reserves which have shrunk from an average of three months' worth of imports to barely six weeks' worth. This is a result of the trade deficit which has increased 73% from last year.
   The government seems increasingly unable to juggle all macro-economic variables at the same time. The main reason behind its postponement of the Structural Adjustment Program is the budget deficit. Privatization proceeds are behind schedule and there has been a shortfall in tax revenues.

The Philippines
   The overall mood is tentative, as the Philippine stock market underwent a period of consolidation in the third calendar quarter, in contrast with the strong surge recorded in the second calendar quarter. In particular, the latest round of disappointing economic data and flat corporate earnings has caused foreign investors to reduce their exposure to the market. Earnings disappointments in the first half of the year, reported by large market capitalization stocks, discouraged buying sentiment. On the other hand, property developers and second tier stocks posted strong earnings growth.
   Market activity at the beginning of the quarter was dominated by the spate of
IPOs which siphoned off the market's liquidity in the first two weeks of July, as was evident from a decline in market turnover. The IPO-related foreign capital sent foreign reserves surging by $800 million in July alone. This influx of capital will help to fill the system to the level of the newly raised monetary ceilings agreed by the IMF. But the IPO activity does not end there, because the Philippines Stock Exchange hopes to raise more funds to finance economic development by encouraging the country's top 1,000 corporations to go public. In addition, the government, in an effort to boost the domestic capital market, has announced that all government bonds and treasury bills will be listed on the Philippines Stock Exchange by February as, eventually, will corporate bonds.
   The balance of payments swung into a surplus of $1.02 billion in August, compared with a deficit of $198 million in May and was an improvement of $45 million on July's surplus of $975 million. The deficit to surplus turnaround was partly attributable to the strong growth of exports; inflows of portfolio and direct investment following the relatively peaceful May Congressional elections; and a bond flotation of state-owned National Power Corp.
   Within the portfolio, the utility sector (Manila Electric Co.) has performed well while the shipyards and consumer plays underperformed the market.
Singapore
   There was slightly more interest in the Singapore market than in the previous period. Trading was mostly concentrated on small, speculative issues that have generated most of the attention, which was also directed to potential takeover targets for Indonesian groups. One of the reasons for the flat activity in the period was the generally disappointing batch of corporate results. Banks' results were largely in line with expectations while shipyards reported falls in earnings, having been under pressure from competitive industry conditions. On the other hand, property companies, which have shown the strongest profit growth of the major sectors, are delaying recognition of profits.
   The Singapore Tourist Board has adopted a more pessimistic outlook for tourism. It revised down its forecast for visitor arrivals in 1995 from 5-7% to 3-5%. The new forecast is more in line with tourism increases year-to-date to July, of 3.4% compared to the prior year.
   Unit labor costs are rising and have done so for two consecutive quarters. They rose 4.1% in the second quarter, barely changed from the first quarter increase. Wage costs (+7.7%) have been rising faster than productivity (+3.6%), partly as a result of slowing growth in output. Despite rising wage costs, though, inflation has been steadily declining over the past months. In August, CPI inflation was up 1.4% year-on-year compared with 1.5% year-on-year in July. Another economic indicator which exhibited a slowdown was loan growth. In July, it was up 21.3% year-on-year compared with 21.6% year-on-year in June.
   The portfolio in Singapore is exposed to the banking, consumer and property sectors and performed in line with the market.
Taiwan
   The Taiwanese market was the worst performing market in Asia during the period due to political friction with mainland China. It was apparent that politics was investors' dominant concern, as even the government's decision to raise the foreign investment ceiling in stocks to 15% from 12%; to cut banks' reserve requirements; and to increase local banks' limit in respect of stock market investments to 15% of total assets from 10% failed to improve sentiment.

   The tight liquidity seen during the second quarter and at the start of the third quarter has paid off, as there are signs of a slowdown in the inflation rate. August CPI rose 1.71% from last year, the lowest rise since October 1993. This brings the average inflation rate for the January-August period to 3.87% against the government's full year target of 3.94%. The central bank, in an attempt to boost the stagnant construction industry and help speed up the recovery in the island's precarious financial market, cut commercial banks' reserve requirements by an average of 0.63%.
   On the trade front, the trade surplus widened to $967 million in August compared with $847 million in the same period last year. With exports rising 24% from last year to $72.4 billion over the first eight months of 1995, and export orders enjoying double-digit growth for eleven consecutive months, real GDP is expected to come in at around 6.9% in 1995.
   In the coming months, the market is expected to continue to be overshadowed by politics, particularly ahead of the local yuan elections in December and the presidential election in March 1996, in which President Lee has announced his decision to bid for a second term of office. The likelihood of further monetary easing - although not too aggressive, in order to protect the New Taiwan Dollar -ahead of the presidential elections, together with the government's resolve to boost the market, should be able to produce a short-term rally from oversold levels. The long-term potential depends on the government's policy towards resolving the problems of the floundering property and banking sectors.
Thailand
   The Thai stock market was unnerved during the period as worries about inflation and a widening current account deficit continued to cast gloom. The SET Index fell, due to general disappointment with the new cabinet, augmented by uninspiring interim corporate results. A dispute between the government and union leaders of the Electricity Generating Authority of Thailand, over changes of the state-run firm's executive board, was one of the negative factors which unsettled the market.
   Interim corporate results have been mixed. Distinctly poor results have come from a few of the fixed telephone line operators, while major banks have reported solid earnings growth. Banks' earnings growth is expected to slow in the second half given that the Bank of Thailand will continue to limit credit expansion by ordering major commercial banks to reduce their loan-to-deposit ratio; tighten control over Bangkok International Banking Facility (BIBF) lending; and clamp down on non-resident Baht deposit accounts. As evidence of this, new loans granted by offshore banking units under the BIBF totalled BT857.1 billion in July, up only 4.6% compared with growth of 16.7% in June. The Bank of Thailand confirmed that the slowdown was due mainly to the central bank's tight monetary policies.
   Strong performance from Siam Commercial Bank and Bank of Ayudhya was reflected in the Fund's portfolio while the real estate, construction (Siam Cement) and shipping sectors detracted from returns.
OUTLOOK
   Over the last few weeks there has been a raft of statistics from the United States indicating weaker conditions. This may simply reflect a short-term inventory correction but, even those who see further tightening, are pushing the timing back. While there may be no rate cuts, the Manager does not expect to hear much talk of increases for the remainder of the year, and that is a long time in the fast-reacting Asian markets.
   Singapore has been a great safe haven but the time for that is now past. The first-quarter slowdown and increase in unit labor and business costs may be the beginnings of something bigger. The Manager has noted comments from large multi-national firms about the increasing costs of doing business in Singapore, which is getting expensive, as any vistor will find out very quickly. Compared with Hong Kong, where competitiveness has been sustained by migration of manufacturing, the relative picture has changed a lot over the last twelve months. The valuation is not excessive but earnings expectations may yet prove to be too optimistic. The Fund has reduced its investment here.
   The improving background to Hong Kong bodes well. In China, the economy appears to be settling, and the inflation numbers have been coming down. The anniversary of the Tiananmen Square incident on June 4 passed quietly and Jiang Zhemin has strengthened his position ahead of the succession. China's slowdown is not over yet but both it and, in consequence, Hong Kong are at a later stage in their cycles than most. In Hong Kong residential property is once more attracting good demand but earnings expectations remain subdued. Despite this, valuation is reasonable and the Manager is optimistic about the Fund's exposure.
   In the absence of a recession in the United States, which the Manager does not expect to happen, the profit potential for Korea is still excellent but valuation is depressed. The problem remains liquidity, with the dominant local investors holding back for fear of further tightening by the Bank of Korea. The money numbers are not indicating any pre-election cash splurge, so there is no reason to expect any big mopping up operation afterwards; and the continuing base effects which originated in the pre-``real names'' loosening in 1993 should lead to an easier stance by the calendar year-end. This market still has considerable potential.
   The importance of foreign investment flows to the Asia Pacific region has been demonstrated clearly by the surge in May and the lack of follow-through in June, as strong stock market conditions in the United States refocused attention on the local front. This may also indicate a shortage of domestic liquidity in Asia as the demands of the real economies squeeze out those in the financial sector, or it may simply be that the under-valuation has now been corrected in most places. However, cyclical factors do not argue for multiple expansion at this stage (except possibly for Hong Kong and Korea), so the scope for returns over the next twelve months is now largely confined to the prospect for earnings growth.
Baring International Investment (Far East) Limited
Hong Kong
November 17, 1995

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
September 30, 1995
(Unaudited)

---------------------------------------------------------
                                                Value
 Shares               Description              (Note 1)
---------------------------------------------------------
             LONG-TERM INVESTMENTS--77.0%
             Common Stocks--73.1%
             Hong Kong--31.0%
2,086,000    Cheung Kong Holdings, Ltd.      $ 11,358,805
                ...........................
               (Real Estate - Developers)
  663,000    China Light & Power Co., Ltd.      3,430,124
                ...........................
               (Utilities)
3,100,000    Guangdong Investment, Ltd.         1,854,427
                ...........................
               (Conglomerate)
  859,000    Henderson Land Development         5,188,553
                ...........................
               (Real Estate - Developers)
1,851,200    HKR International, Ltd.  .....     1,568,306
               (Real Estate - Developers)
2,728,000    Hong Kong Telecommunications,      4,957,434
               Ltd. .......................
               (Telecommunications)
  886,600    HSBC Holdings Plc.  ..........    12,327,427
               (Banking)
2,387,000    Hutchinson Whampoa, Ltd.  ....    12,936,080
               (Conglomerate)
  730,000    Hysan Development Co., Ltd.        1,751,471
                ...........................
               (Real Estate - Landlords)
  426,000    Jardine Matheson Holdings,         2,875,500
               Ltd.  ......................
               (Conglomerate)
1,520,000    JCG Holdings, Ltd.  ..........     1,130,440
               (Financial Services)
2,415,000    New World Development Co.,         9,526,935
               Ltd.  ......................
               (Real Estate - Developers)
1,228,000    Sun Hung Kai Properties, Ltd.      9,966,630
                ...........................
               (Real Estate - Landlords)
  357,000    Swire-Pacific, Ltd. ``A''  ...     2,828,203
               (Conglomerate)
  601,000    Television Broadcasts, Ltd.        2,417,526
                ...........................  ------------
               (Leisure)
                                               84,117,861
                                             ------------
             India--2.1%
    5,200    Bajaj Auto, Ltd.  ............       126,404
               (Automobiles)
    5,300    Bombay Suburban Electric              20,277
               Supply  ....................
               (Utilities)
  100,000    Crompton Greaves  ............       573,867
               (Electrical Goods)
   37,500    Essel Packaging  .............       232,857
               (Packaging)
---------------------------------------------------------
                                                Value
 Shares               Description              (Note 1)
---------------------------------------------------------
   50,600    Garden Silk Mills  ...........  $     56,586
               (Textiles)
   26,000    Grasim Industries  ...........       451,442
               (Textiles)
      100    Great Eastern Shipping  ......           160
               (Shipping)
   36,600    Gujarat Ambuja Cement  .......       282,201
               (Cement)
   25,000    Hindalco Industries  .........       718,068
               (Aluminum)
   51,500    Indo Rama Synthetics  ........        64,413
               (Textiles)
  100,000    Mahanajar Telephone Networks         467,922
                ...........................
               (Telecommunications)
  720,000    Modern Syntex  ...............       911,124
               (Textiles)
   75,000    Nicholas Piramal  ............       593,732
               (Pharmaceuticals)
      100    Reliance Industries, Ltd.  ...           806
               (Textiles)
   65,000    RPG Telecom  .................       143,467
               (Telecommunications)
    5,350    Scici  .......................         5,944
               (Shipping)
  166,800    State Bank of India  .........     1,079,929
               (Banking)                     ------------
                                                5,729,199
                                             ------------
             Indonesia--3.7%
  525,000    Duta Anggada Realty  .........       335,944
               (Real Estate - Developers)
  520,500    Great River Industries  ......       287,125
               (Textiles)
2,795,520    Indah Kiat Paper & Pulp  .....     3,392,621
               (Pulp & Paper)
  291,700    Indo Rama Synthetics  ........       975,122
               (Textiles)
  590,000    Modern Photo Film  ...........     3,384,819
               (Leisure)
  105,500    Semen Gresik  ................       297,970
               (Building Materials)
  154,000    Smarts  ......................       100,243
               (Food & Household Products)

                                          See Notes to Financial Statements.

---------------------------------------------------------
                                                Value
 Shares               Description              (Note 1)
---------------------------------------------------------
             Indonesia (cont'd.)
   93,000    Sucaco Supreme Cable
               Manufacturing Corp.  .......  $    250,353
               (Cable Manufacturing)
  117,000    Sumalindo Lestari Jaya  ......       105,847
               (Timber)
  352,000    Unggula/Indah Corp.  .........       291,262
               (Chemicals)
  472,500    Voksel Electric  .............       729,810
               (Cable Manufacturing)         ------------
                                               10,151,116
                                             ------------
             Korea--9.9%
    6,555    Dongah Tire Co.  .............       422,380
               (Chemicals)
    1,948    DongKuk Steel Mill Co.  ......        53,505
               (Iron & Steel)
   81,767    Hanjin Heavy Industries Co.        1,341,141
                ...........................
               (Machinery)
    4,749    Hyundai Motor Service Co.  ...       250,370
               (Automobiles)
    2,555    Keyang Electric Machinery Co.         94,125
                ...........................
               (Machinery)
    5,900    Korea Chemical Co.  ..........       564,501
               (Chemicals)
   15,000    Korea Electric Power Corp.           564,306
                ...........................
               (Utilities)
    8,800    Mando Machinery Corp.  .......       532,674
               (Automobiles)
   88,000    Pohang Iron & Steel Co.  .....     7,594,897
               (Iron & Steel)
   10,893    Samsung Electro-Mechanics Co.        518,984
               (New) ......................
               (Electronics)
   47,530    Samsung Electronics Co.  .....    10,239,801
               (Electronics)
      706    Samsung Electronics Co. (New,        150,262
               Series 1)  .................
               (Electronics)
    9,406    Samsung Electronics Co. (New,      2,014,172
               Series 3)  .................
               (Electronics)
   10,602    Sejin Co.  ...................       222,198
               (Machinery)
   33,740    Tae Young Corp.  .............     2,305,845
               (Construction)                ------------
                                               26,869,161
                                             ------------
             Malaysia--7.2%
  136,000    Genting Berhad  ..............     1,175,075
               (Conglomerate)
1,032,500    Land & General Berhad  .......     2,713,319
               (Conglomerate)
---------------------------------------------------------
                                                Value
 Shares               Description              (Note 1)
---------------------------------------------------------

  470,000    Malayan Banking Berhad  ......  $  3,798,925
               (Banking)
1,060,000    Malaysian Mining Corp. Berhad      1,586,940
               (Mining)
  210,000    Resort World Berhad  .........     1,045,192
               (Leisure)
1,155,000    Renong Berhad  ...............     2,005,097
               (Conglomerate)
  425,000    Telekom Malaysia Berhad  .....     3,198,288
               (Utilities)
  722,000    Tenaga Nasional Berhad  ......     2,759,785
               (Utilities)
  220,000    United Engineers Malaysia          1,410,313
               Berhad  ....................  ------------
               (Construction)
                                               19,692,934
                                             ------------
             Pakistan--0.5%
  206,250    DG Khan Cement  ..............       304,286
               (Construction)
3,050,000    Dhan Fibres  .................     1,045,100
               (Textiles)                    ------------
                                                1,349,386
                                             ------------
             The Philippines--2.3%
  878,064    Cebu Shipyards & Engineering
               Works, Inc. ``B''  .........       192,092
               (Port Services)
  135,828    Jardine Davies, Inc. ``B''           755,903
               (Conglomerate)
  332,654    Keppel Philippines Shipyard,         153,209
               Inc. ``B'' .................
               (Shipyard)
  237,573    Kepphill Shipyard, Inc.  .....        17,872
               (Shipyard)
  536,958    Manila Electric Company ``B''      4,101,118
               (Utilities)
  283,139    San Miguel Corp. ``B''  ......       999,762
               (Beverages)                   ------------
                                                6,219,956
                                             ------------
             Singapore--3.7%
  210,000    Development Bank of Singapore,     2,393,584
               Ltd.
               (Banking)
  320,000    Keppel Corp., Ltd.  ..........     2,566,664
               (Conglomerate)
  180,000    Oversea-Chinese Banking Corp.,     2,038,978
               Ltd.
               (Banking)
  345,600    United Overseas Bank, Ltd.         2,990,839
               (Banking)
      150    AM Steel Corp.  ..............           129
               (Iron & Steel)                ------------
                                                9,990,194
                                             ------------

                                          See Notes to Financial Statements.

---------------------------------------------------------
                                                Value
 Shares               Description              (Note 1)
---------------------------------------------------------
             Taiwan--0.9%
       23    Taipei Fund, Inc.  ...........  $  1,782,500
               (Diversified Funds)
   23,750    Taiwan Fund, Inc.  ...........       534,375
               (Diversified Funds)           ------------
                                                2,316,875
                                             ------------
             Thailand--11.8%
  122,800    Ban Pu Coal Co., Ltd.  .......     2,841,005
               (Mining and Power)
  718,750    Bank of Ayudhya, Ltd.  .......     3,899,083
               (Banking)
1,800,000    Kamrai Tawee Capital Fund  ...     1,507,778
               (Diversified Funds)
  184,000    Land & House Public Co., Ltd.      2,891,743
               (Real Estate - Developers)
  218,939    Regional Container Lines Plc.      3,143,919
               (Shipping)
  370,000    Renown, Inc.  ................     2,140,008
               (Misc. Material &
               Commodities)
  123,000    Siam Cement Co., Ltd.  .......     7,261,268
               (Construction)
  141,470    Siam Commercial Bank, Ltd.         1,591,326
               (Banking)
  772,670    Thai Farmers Bank, Ltd.  .....     6,718,870
               (Banking)                     ------------
                                               31,995,000
                                             ------------
             Total common stocks
             (cost $143,985,693)...........   198,431,682
                                             ------------
  Units      Warrants(a)--2.9%
---------
             Hong Kong--0.1%
  370,240    HKR International, Ltd.
               Expiring June 2000
               @HKD10.00...................       125,704
                                             ------------
             (Real Estate - Developers)
             Singapore--2.7%
             Keppel Corp., Ltd.
1,486,000    Expiring June 1997 @
               Sing.$6.00..................     5,907,198
             (Conglomerate)
             United Overseas Bank, Ltd.
  440,940    Expiring June 1997 @               1,721,816
               Sing.$4.01 .................  ------------
               (Banking)
                                                7,629,014
                                             ------------
             Taiwan--0.1%
             Robert Fleming & Co., Ltd. -
               Basket of Taiwan Fund
1,210,000    Expiring July 1996 @ US$             133,100
               3.01 .......................  ------------
               (Diversified Funds)
---------------------------------------------------------
                                                Value
 Shares               Description              (Note 1)
---------------------------------------------------------

             Total warrants
             (cost $4,182,547).............  $  7,887,818
                                             ------------
             Rights(a)
             India
    3,350    Scici
               Expiring December 1995......            --
                                             ------------
             (Shipping)
             Global Depository Receipt
             Korea
      563    Samsung Electronics Co. (New)
               (cost $19,107)..............        39,552
                                             ------------
             (Electronics)
Principal
 Amount
  (000)      Convertible Bonds--1.0%
---------
             Hong Kong--0.2%
             HKR International, Ltd.
 HKD4,895      6.00%, 6/26/00..............       512,244
                                             ------------
             (Real Estate - Developers)
             India--0.1%
             Modern Syntex
   INR160(b) 15.00%, 10/25/95
             (convertible into 2 shares of
               common stock per INR
               principal
               amount).....................       282,519
                                             ------------
             (Textiles)
             Taiwan--0.7%
             United Micro Electronics
US$ 1,140    1.25%, 6/8/04
             (convertible into 547.3469
               common shares per US$1,000
               principal amount until
               5/29/04)....................     1,938,000
                                             ------------
             (Electronics)
             Total convertible bonds
               (cost $2,112,589)...........     2,732,763
                                             ------------
             Total long-term investments
               (cost $150,299,936).........   209,091,815
                                             ------------
             SHORT-TERM INVESTMENTS--23.2%
             United States--23.2%
             Commercial Paper--18.4%
             Associates Corp. of North
               America
   10,000    6.40%, 10/2/95................    10,000,000
             Chevron Oil Finance Co.,
   10,000    6.00%, 10/2/95................    10,000,000

                                          See Notes to Financial Statements.

---------------------------------------------------------
Principal
 Amount                                         Value
  (000)               Description              (Note 1)
---------------------------------------------------------
             United States (cont'd.)
             Commercial Paper (cont'd.)
             Ford Motor Credit Corp.,
US$10,000    6.00%, 10/2/95................  $ 10,000,000
             Household Finance Corp.,
   10,000    6.10%, 10/2/95................    10,000,000
             Prudential Funding Corp.,
   10,000    6.25%, 10/2/95................    10,000,000
                                             ------------
             Total commercial paper
               (cost $50,000,000)..........    50,000,000
                                             ------------
             Repurchase Agreement--4.8%
   12,948    State Street Bank and Trust
               Co., 5.25%, dated 9/29/95,
               due 10/2/95 in the amount of
               $12,953,665 (cost
               $12,948,000); collateralized
               by $11,655,000 U.S. Treasury
               Bonds, 7.625% due 11/15/22,
               value including accrued
               interest--$13,581,198)......    12,948,000
                                             ------------
             Total short-term investments
               (cost $62,948,000)..........    62,948,000
                                             ------------
             Total investments--100.2%
               (cost $213,247,936; Note
               3)..........................   272,039,815
             Liabilities in excess of
               other assets--(0.2)%........      (513,260)
                                             ------------
             Net Assets--100%..............  $271,526,555
                                             ------------
                                             ------------

---------------
 (a) Non-income producing security.
 (b) Fair valued security.
                                          See Notes to Financial Statements.

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Assets and Liabilities
September 30, 1995
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $213,247,936)........................   $272,039,815
Cash, including foreign currency (cost
  $249,878)............................        249,344
Dividends and interest receivable......        452,031
Receivable for investments sold........        114,845
Other assets...........................          1,376
                                          ------------
    Total assets.......................    272,857,411
                                          ------------
Liabilities
Rights offering costs payable..........        370,000
Deferred foreign capital gains tax
  liability............................        202,981
Investment management fee payable......        155,145
Administration fee payable.............         46,578
Foreign withholding taxes payable......         42,441
Accrued expenses and other
  liabilities..........................        513,711
                                          ------------
    Total liabilities..................      1,330,856
                                          ------------
Net Assets.............................   $271,526,555
                                          ------------
                                          ------------
Net assets comprised:
  Common stock, at par.................   $    189,004
  Paid-in capital in excess of par.....    219,615,126
                                          ------------
                                           219,804,130
Undistributed net investment income....        243,080
Accumulated net realized losses on
  investment transactions..............     (7,094,134)
Net unrealized appreciation on
  investments and
  foreign currencies...................     58,573,479
                                          ------------
Net assets, September 30, 1995.........   $271,526,555
                                          ------------
                                          ------------
Net asset value per share
  ($271,526,555 / 18,900,389 shares of
  common stock issued and
  outstanding).........................         $14.37
                                          ------------
                                          ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Operations
Six Months Ended September 30, 1995
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $150,385)..................   $ 2,014,128
  Interest (net of foreign withholding
    taxes of $7,408)....................       173,818
                                           -----------
    Total income........................     2,187,946
                                           -----------
Expenses
  Investment management fee.............       884,359
  Custodian's fees and expenses.........       269,000
  Administration fee....................       261,974
  Reports to shareholders...............       190,000
  Directors' fees.......................        47,000
  Legal fees and expenses...............        47,000
  Transfer agent's fees and expenses....        23,000
  Audit fees............................        19,000
  Registration expense..................        13,500
  Miscellaneous.........................        41,130
                                           -----------
    Total expenses......................     1,795,963
                                           -----------
  Net investment income.................       391,983
                                           -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on:
  Investment transactions (net of
    foreign capital gains taxes of
    $62,005)............................    (1,042,549)
  Foreign currency transactions.........       (75,883)
                                           -----------
                                            (1,118,432)
                                           -----------
Net change in unrealized appreciation/depreciation on:
  Investments (net of deferred foreign
    capital gains taxes of $202,981)....    20,721,183
  Foreign currencies....................       (49,069)
                                           -----------
                                            20,672,114
                                           -----------
Net gain on investments and foreign
  currencies............................    19,553,682
                                           -----------
Net Increase in Net Assets Resulting
From Operations.........................   $19,945,665
                                           -----------
                                           -----------

See Notes to Financial Statements.        See Notes to Financial Statements.

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Changes
in Net Assets
(Unaudited)
----------------------------------------------------------

Increase (Decrease) in
Net Assets
                                Six Months
                                   Ended        Year Ended
                               September 30,    March 31,
                                   1995            1995
                               -------------   ------------
Operations
  Net investment income
    (loss)...................  $     391,983   $     (4,589)
  Net realized gain (loss) on
    investment and foreign
    currency transactions....     (1,118,432)     4,269,762
  Net change in unrealized
    appreciation on
    investments and foreign
    currencies...............     20,672,114        772,545
                               -------------   ------------
  Net increase in net assets
    resulting from
    operations...............     19,945,665      5,037,718
Dividends to shareholders
  from net investment
  income.....................             --       (324,404)
Distributions to shareholders
  from
  realized gains on
  investment and
  foreign currency
  transactions...............             --    (43,454,408)
Net asset value of shares
  issued to
  shareholders in
  reinvestment of
  dividends and
  distributions..............             --      2,376,439
Increase in net assets from
  issuance of shares pursuant
  to rights offering.........     59,571,399             --
                               -------------   ------------
    Total increase
    (decrease)...............     79,517,064    (36,364,655)
Net Assets
Beginning of period..........    192,009,491    228,374,146
                               -------------   ------------
End of period................  $ 271,526,555   $192,009,491
                               -------------   ------------
                               -------------   ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------

Note 1. Accounting            The Asia Pacific Fund, Inc.
Policies                      (the ``Fund'') was incorporated
                              in Maryland on June 17, 1986, as a diversified,
closed-end, management investment company. The Fund's investment objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia Pacific countries. The Fund had no operations until April 21, 1987, when it sold 10,000 shares of common stock for $100,000 to Austin Assets Ltd., an affiliate of Baring International Investment (Far East) Limited (the ``Investment Manager''). Investment operations commenced on May 4, 1987. The Investment Manager is an indirect, wholly-owned subsidiary of Internationale Nederlanden Groep N.V.
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign

See Notes to Financial Statements.

currency amounts are translated into United States dollars on the following basis:
   (i) market value of investment securities, other assets and liabilities--at the closing rate of exchange.
   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period.
   Net realized losses on foreign currency transactions of $75,883 represent net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis.
Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
   Withholding taxes on foreign dividends and interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized losses on investment transactions by $75,883 for differences in the treatment for book and tax purposes of certain transactions involving foreign currencies. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Investment            The Fund has a management
Management and                agreement with the Invest-
Administration                ment Manager and an
Agreements                    administration agreement
                              with Prudential Mutual Fund Management, Inc. (the
``Administrator'').
   The investment management fee is computed weekly and payable monthly at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon average net assets at the end of each week. The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets.
   Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the six months ended
September 30, 1995 aggregated $18,339,790 and $14,802,394, respectively.
   The United States federal income tax basis of the Fund's investments at September 30, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $58,791,879 (gross unrealized appreciation--$67,669,973; gross unrealized depreciation--$8,878,094).
   The Fund will elect to treat net capital losses of approximately $6,052,000 incurred in the five month period ended March 31, 1995 as having occurred in the current fiscal year.

Note 4. Capital               There are 20 million shares of
                              $.01 par value common stock authorized. Of the
18,900,389 shares outstanding at September 30, 1995, Austin Assets Ltd. owned 16,357 shares.
   During the six months ended September 30, 1995, the Fund issued 4,725,097 shares, in connection with a rights offering of the Fund's shares. In connection with the rights offering, shareholders of record on August 21, 1995 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price equal to 95% of the lower of
(i) the average of the last reported sales prices of a share of the Fund's common stock on the New York Stock Exchange on September 15, 1995 and the four preceding business days or (ii) the net asset value per share as of the close of business on September 15, 1995. The shares issued pursuant to the rights offering were issued at $13.18 per share (which was equal to 95% of the Fund's net asset value on September 15, 1995). Estimated rights offering costs of $370,000 ($0.02 per share) were charged to paid-in-capital in excess of par. Soliciting and dealer-manager fees of $2,335,379 ($0.12 per share) were charged against the proceeds of the subscription. Prudential Securities Incorporated, an affiliate of the Administrator, and its financial advisors earned approximately $500,000 of the aforementioned commissions with respect to its participation in the offering.
   During the year ended March 31, 1995, the Fund issued 159,730 shares in connection with the reinvestment of dividends and distributions.

Note 5. Quarterly Data

                                                                   Net realized
and
                                                                      unrealized
            Net increase (decrease)
                                                                  gains (losses)
on                in net assets
                                      Net investment                 investments
                 resulting from
   Quarterly         Total             income (loss)            and foreign
currencies               operations
    period           income        Amount       Per share        Amount
Per share        Amount        Per share
---------------    ----------     -----------------------
--------------------------     --------------------------
April 1, 1993
 to June 30,
1993               $1,833,682     $ 921,842       $ .08       $ 11,123,664
 $  1.00      $ 12,045,506      $  1.08
July 1, 1993
 to September
30, 1993              764,064      (166,500)       (.01)        25,735,809
    2.31        25,569,309         2.30
October 1, 1993
 to December
31, 1993              691,631      (678,180)       (.06)       101,700,878
    8.58       101,022,698         8.52
January 1, 1994
 to March 31,
1994                  644,735      (717,812)       (.06)       (69,290,094)
   (5.84)      (70,007,906)       (5.90)
April 1, 1994
 to June 30,
1994                1,296,692        (7,383)         --          6,656,492
     .48         6,649,109          .48
July 1, 1994
 to September
30, 1994            1,161,786       119,771         .01         25,543,446
    1.82        25,663,217         1.83
October 1, 1994
 to December
31, 1994              936,914      (171,546)       (.01)       (22,268,958)
   (1.58)      (22,440,504)       (1.59)
January 1, 1995
 to March 31,
1995                1,011,920        54,569          --         (4,888,673)
    (.34)       (4,834,104)        (.34)
April 1, 1995
 to June 30,
1995                1,491,148       632,690         .05         15,445,469
    1.09        16,078,159         1.14
July 1, 1995
 to September
30, 1995              696,798      (240,707)       (.02)         4,108,213
     .28         3,867,506          .26

                         Dividends
                            and                     Share
   Quarterly           distributions                price
    period          Amount        Per share     High     Low
---------------  --------------------------     -------------
April 1, 1993
 to June 30,
1993             $(13,775,425)     $ (1.24)     $18 5/8  $14 1/4
July 1, 1993
 to September
30, 1993                   --           --       19 1/8   15 5/8
October 1, 1993
 to December
31, 1993          (23,597,835)       (2.06)      25 3/4   18 1/8
January 1, 1994
 to March 31,
1994                       --           --       25 5/8   16 5/8
April 1, 1994
 to June 30,
1994              (33,216,882)       (2.37)      22 3/8   17
July 1, 1994
 to September
30, 1994                   --           --       19 7/8   18 1/4
October 1, 1994
 to December
31, 1994          (10,561,930)        (.75)      18 3/4   13 1/8
January 1, 1995
 to March 31,
1995                       --           --       15       12 1/8
April 1, 1995
 to June 30,
1995                       --           --       17 7/8   13 3/4
July 1, 1995
 to September
30, 1995                   --           --       17       13 1/8

-------------------------------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Financial Highlights
(Unaudited)
-------------------------------------------------------------------------------

                                                     Six Months
                                                        Ended
        Year Ended March 31,
                                                    September 30,
--------------------------------------------------------
Per Share Operating Performance:                       1995(d)         1995
    1994        1993        1992        1991
                                                    -------------    --------
  --------    --------    --------    --------
Net asset value, beginning of period.............     $   13.55      $  16.29
  $  13.11    $  13.23    $  14.20    $  15.71
                                                    -------------    --------
  --------    --------    --------    --------
Net investment income (loss).....................          0.03            --
    (0.05)        0.10        0.10        0.08
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions...................................          1.41(a)       0.38
      7.41(a)     1.83        1.40       (0.31)
                                                    -------------    --------
  --------    --------    --------    --------
Total from investment operations.................          1.44          0.38
      7.36        1.93        1.50       (0.23)
                                                    -------------    --------
  --------    --------    --------    --------
Less dividends and distributions:
  Dividends to shareholders from net investment
    income.......................................            --         (0.02)
       --       (0.09)      (0.13)      (0.04)
  Distributions to shareholders from realized
    gains on
    investments and foreign currencies...........            --         (3.10)
    (3.30)      (1.65)      (2.34)      (1.24)
                                                    -------------    --------
  --------    --------    --------    --------
Total dividends and distributions................            --         (3.12)
    (3.30)      (1.74)      (2.47)      (1.28)
                                                    -------------    --------
  --------    --------    --------    --------
Capital charge in respect of issuance of
  shares.........................................        (0.62)            --
     (0.88)      (0.31)         --          --
                                                    -------------    --------
  --------    --------    --------    --------
Net asset value, end of period...................     $   14.37      $  13.55
  $  16.29    $  13.11    $  13.23    $  14.20
                                                    -------------    --------
  --------    --------    --------    --------
                                                    -------------    --------
  --------    --------    --------    --------
Market value, end of period......................     $  13 1/4      $ 14 1/8
  $ 17 3/4    $ 14 5/8    $ 15 1/2    $ 13 7/8
                                                    -------------    --------
  --------    --------    --------    --------
                                                    -------------    --------
  --------    --------    --------    --------
Total Investment Return(b):......................        (6.19)%        (3.65)%
   44.31%       5.68%      34.37%      11.07%
                                                    -------------    --------
  --------    --------    --------    --------
                                                    -------------    --------
  --------    --------    --------    --------
Ratios to Average Net Assets:
Expenses (including loan interest expense).......          1.70%         2.06%
     2.37%       2.57%       2.19%       2.13%
Expenses (excluding loan interest expense).......          1.70%         1.72%
     1.72%       1.93%       1.92%       1.85%
Net investment income (loss).....................          0.37%           --
     (0.33)%      0.76%       0.70%       0.56%
Supplemental Data:
Average net assets (000 omitted).................     $ 211,310      $214,527
  $193,116    $120,112    $119,552    $122,744
Portfolio turnover...............................             7%           48%
      101%        105%         63%         37%
Net assets, end of period (000 omitted)..........     $ 217,527      $192,009
  $228,374    $145,647    $116,831    $124,878
Total debt outstanding at period end (000
  omitted).......................................            --            --
  $ 40,000    $ 26,000    $  6,822    $  3,487
Asset coverage(c)................................            --            --
  $  6,709    $  6,602    $ 18,126    $ 36,813

---------------
(a) Due to the timing and magnitude of the rights offering, the amount reported herein is not proportional to the aggregate value reported in the Statement of Operations and of Changes in Net Assets and Note 5 to the financial statements, as included herein.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
(c) Per $1,000 of debt outstanding.
(d) Calculated based upon weighted average shares outstanding during the period. Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
See Notes to Financial Statements.

                         Supplemental Proxy Information

   The Annual Meeting of Shareholders of The Asia Pacific Fund, Inc. (the ``Fund'') was held on Thursday, June 22, 1995 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)     To elect four Directors to serve as follows:
                   Director               Class           Term          Expiring
        --------------------------        -----         --------        --------
        Robert F. Gunia                    III           3 years          1998
        Alfonso T. Yuchengco               III           3 years          1998
        David J. Brennan                   III           3 years          1998
        Don G. Hoff                        III           3 years          1998
        Directors whose term of office continued beyond this meeting are John
A.
        Morrell, Michael J. Downey, Olarn Chaipravat, Robert H. Burns, Douglas Tong Hsu and David G.P. Scholfield. Mr. Yuchengco subsequently resigned from the Board of Directors.
(2) To approve the Investment Management Agreement between Baring International Investment (Far East) Limited and the Fund.
(3) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ending March 31, 1996.
(4) To transact such other business as may properly come before the meeting or any adjournment thereof.
        The results of the proxy solicitation on the above matters were as follows:

           Director/Matter       Votes for     Votes against     Votes withheld
   Abstentions
        ---------------------    ----------    --------------    ---------------
  ------------
(1)     Robert F. Gunia           8,121,093          --              130,073
          --
        Alfonso T. Yuchengco      8,116,516          --              134,649
          --
        David J. Brennan          8,117,839          --              133,326
          --
        Don G. Hoff               8,121,193          --              129,973
          --
(2)     Management Agreement      7,863,846       181,011            206,307
          --
(3)     Deloitte & Touche LLP     8,124,265        40,212              --
        86,688
(4)     There was no other business voted upon at the Annual Meeting of
Shareholders.

See Notes to Financial Statements.

-------------------------------------------------------------------
-------------------------------------------------------------------
            Directors
            Don G. Hoff, Chairman
            David J. Brennan
            Robert H. Burns
            Olarn Chaipravat
            Michael J. Downey
            Robert F. Gunia
            John A. Morrell
            Douglas Tong Hsu
            David G. P. Scholfield
            Officers
            David G. P. Scholfield, President
            David J. Brennan, Vice President
            Robert F. Gunia, Vice President
            Eugene S. Stark, Treasurer
            Stephen M. Ungerman, Assistant Treasurer
            S. Jane Rose, Secretary
            Deborah A. Docs, Assistant Secretary
            Investment Manager
            Baring International Investment (Far East) Limited
            1901 Edinburgh Tower
            15 Queen's Road Central
            Hong Kong
            Administrator
            Prudential Mutual Fund Management, Inc.
            One Seaport Plaza
            New York, New York 10292
            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Independent Accountants
            Deloitte & Touche LLP
            Two World Financial Center
            New York, NY 10281-1434
            Legal Counsel
            Sullivan & Cromwell
            125 Broad Street
            New York, New York 10004

             The accompanying financial statements as of September 30, 1995 were not audited and, accordingly, no opinion is expressed on them.
             This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                              The Asia Pacific Fund, Inc.
                                   One Seaport Plaza
                                   New York, NY 10292
                             for information call toll free
                                     (800) 451-6788
                                        collect
                                     (212) 214-5572
                                   or for information
                               regarding net asset values
                                     (212) 778-8838
044901106